EXECUTION COPY




                      SECOND AMENDMENT, CONSENT AND WAIVER
                                       TO
                    SUBORDINATED NOTE RESTRUCTURING AGREEMENT



          Second Amendment, Consent and Waiver (this "Amendment"), effective as of June 29, 2002, to the Subordinated Note Restructuring Agreement, dated as of December 28, 2000 (as amended to the date hereof, the "Restructuring Agreement"), among Boots & Coots International Well Control Inc., a Delaware corporation, (the "Company") and The Prudential Insurance Company of America ("Prudential"), as amended by the Amendment, Consent and Waiver dated as of March 29, 2002 among the Company and Prudential (the "First Amendment"). Capitalized terms used herein but not defined herein are used as defined in the Restructuring Agreement.

                              W i t n e s s e t h:

          Whereas, the Company and Prudential are party to the Restructuring Agreement pursuant to which Prudential agreed to cancel and terminate certain 11.28% Notes and the Warrant in consideration for the Company's fulfillment of its obligations set forth in the Restructuring Agreement and the issuance by the Company of Replacement Notes, the Replacement Warrant, the New Warrant, and the Preferred Stock;

          Whereas, the Company has notified Prudential that the Company may not be in compliance with certain financial covenants under Sections 7.1(a) and 7.1(b) of the Restructuring Agreement (collectively, the "Specified Covenants") for the twelve month period ended June 30, 2002 (the "Specified Period"), which would constitute Events of Default pursuant to Section 8.1(xviii) of the Restructuring Agreement if not waived or deemed cured as provided therein (such Events of Default, the "Prospective Events of Default");

          Whereas, the Company has requested that Prudential waive the Prospective Events of Default and compliance with the Specified Covenants for the Specified Period, to, effective the satisfaction of the conditions set forth in Section 2 hereof date hereof and (b) amend Sections 1.2, 7.3(a), 7.3(b) and 11 of the Restructuring Agreement as set forth herein; and

          Whereas, Prudential agrees, subject to the limitations and conditions set forth herein, to (a) waive the Prospective Events of Default and compliance with the Specified Covenants for the Specified Period and (b) amend the Restructuring Agreement as set forth herein.

          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

     SECTION  1.     CONSENT  AND  WAIVER

          (a) Effective as of the date hereof, subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions to the Continued Effectiveness of this Amendment) hereof, Prudential hereby waives the following:

               (i) the Prospective Events of Default; provided, however, that the waiver set forth in this clause (i) shall not excuse any failure to comply after the date hereof with the Restructuring Agreement as amended hereby; and

               (ii) compliance for the Specified Period with the Specified Covenants.

     SECTION  2.     AMENDMENTS  TO  THE  RESTRUCTURING  AGREEMENT

     The Restructuring Agreement is, effective as of the date hereof and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions to the Continued Effectiveness of this Amendment) hereof, hereby amended as follows:

          (a)  AMENDMENTS  TO  SECTION  6  (AFFIRMATIVE  COVENANTS)

          (i) Section 6.2 (Financial Statements) of the Restructuring Agreement is hereby amended by:

               (1)  deleting  the  "and"  at  the  end  of  clause  (ix);

               (2) removing the "(x)" in clause (x) and replacing it with "(xi)";

               (3) inserting the following new clause (x) immediately following clause (ix):

          "(x) by not later than 4:30 p.m. Eastern time, Tuesday, September 17, 2002 and continuing by the same time for each Tuesday thereafter, a detailed report in electronic form projecting the Company's consolidated cash flow for the 13 weeks following the date of such report; and".

     SECTION  3.     CONDITIONS TO THE CONTINUED EFFECTIVENESS OF THIS AMENDMENT

          This Amendment shall be effective as of the date hereof, provided that each of the following conditions shall have been satisfied by the Company on or before the date specified below (the "Termination Date") or duly waived by
Prudential:

          (a)  on  or  before  August  30,  2002:

               (i) First Waiver Fee. In partial consideration of this Amendment, Prudential shall have received the sum of $18,333 in immediately available funds by wire transfer to the following account (the "Wiring Account"):

                    Bank  of  New  York
                    New  York,  NY
                    Account  Name:  Prudential  Managed  Account
                    ABA  #021-00-018
                    Acct.  #890-0304-391

          (ii) Certain Documents. Prudential shall have received each of the following, each dated on or before the Termination Date (unless otherwise agreed by Prudential), in form and substance satisfactory to Prudential:

          (1) this Amendment, duly executed by the Company and each domestic subsidiary of the Company, with the exception of ITS Supply Corporation, (collectively, the "Domestic Subsidiaries");

          (2) a subordinated note in the aggregate principal amount of $76,111.83 from the Company, in form and substance acceptable to Prudential, for the payment of certain outstanding legal fees which the Company is required to pay to Prudential pursuant to the Restructuring Agreement;

          (3) a certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of each officer of the Company who has been authorized to execute and deliver this Amendment or other document required hereunder to be executed and delivered by or on behalf of the Company; and

          (iii) such additional documentation as Prudential may reasonably require.

     (b)  on  or  before  September  30,  2002:

          (i) Second Waiver Fee. In partial consideration of this Amendment, Prudential shall have received the sum of $100,000 in immediately available funds by wire transfer to the Wiring Account.

     (c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to Prudential;

     (d) Representations and Warranties. Each of the representations and warranties contained in Article 9 (Representations, Covenants and Warranties) of the Restructuring Agreement, the other Note Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Termination Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Agreement" shall be deemed to refer to the Restructuring Agreement as amended by the First Amendment, this Amendment and after giving effect to the consents and waivers set forth herein;

     (e) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Termination Date; and

     (f) No Litigation. No litigation shall have been commenced against any Transaction Party, either on the date hereof or the Termination Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Transaction Party required or contemplated by this Amendment or the Restructuring Agreement or any Note Document, in either case as amended hereby.

     SECTION  4.     REPRESENTATIONS  AND  WARRANTIES

          On and as of the date hereof, after giving effect to this Amendment, the Company hereby represents and warrants to Prudential as follows:

          (a) this Amendment has been duly authorized, executed and delivered by the Company and each Domestic Subsidiary of the Company and constitutes a legal, valid and binding obligation of the Company and each Domestic Subsidiary of the Company, enforceable against the Company and each Domestic Subsidiary of the

Company in accordance with its terms and the Restructuring Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Company and each Domestic Subsidiary of the Company, enforceable against the Company and each Domestic Subsidiary of the Company in accordance with its terms;

          (b) each of the representations and warranties contained in Article 9 (Representations, Covenants and Warranties) of the Restructuring Agreement, the other Note Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Agreement" shall be deemed to refer to the Restructuring Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

          (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

          (d) no litigation has been commenced against any Transaction Party seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Transaction Party required or contemplated by this Amendment, the Restructuring Agreement or any Note Document, in each case as amended hereby (if applicable).

     SECTION  5.     RELEASE

          In further consideration for Prudential's execution of this Agreement, the Company and each other Transaction Party hereby release Prudential and its respective Affiliates, officers, employees, directors, agents and advisors (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of any nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any of the Transaction Parties may have against any Releasee and that arise from or relate to the Obligations, any Note Document or any document, dealing or other matter in connection with any of the Note Documents, and any third party liable in whole or in part for any of the Obligations, in each case to the extent arising
(a) on or prior to the date hereof or the Termination Date or (b) out of, or relating to, actions, dealings or other matters occurring on or prior the date hereof or the Termination Date (including, without limitation, any actions or inactions of any Releasee prior to the date hereof or the Termination Date).

     SECTION  6.     REFERENCE  TO  THE  EFFECT  ON  THE  NOTE  DOCUMENTS

          (a) As of the date hereof, each reference in the Restructuring Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Note Documents to the Restructuring Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Restructuring Agreement as amended hereby, and this Amendment and the Restructuring Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Restructuring Agreement shall be amended to reflect the changes made in this Amendment as of the date hereof.

          (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Restructuring Agreement (including the Affirmative and Negative Covenants set forth therein) and all other Note Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Prudential under any of the Note Documents, nor constitute a waiver or amendment of any other provision of any of the Note Documents or for any purpose except as expressly set forth herein.

          (d)  This  Amendment  is  a  Note  Document.

     SECTION  7.     CONSENT  OF  DOMESTIC  SUBSIDIARIES

          Each Domestic Subsidiary of the Company hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Note Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

     SECTION  8.     EXECUTION  IN  COUNTERPARTS

          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION  9.     GOVERNING  LAW

          This Amendment shall be governed by and construed in accordance with the law of the State of New York.

     SECTION  10.     SECTION  TITLES

          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Note Document immediately followed by a reference in parenthesis to the title of the section of such Note Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Note Document is followed immediately by a reference in parenthesis to the title of a section of any Note Document, the title reference shall govern in case of direct conflict absent manifest error.

     SECTION  11.     NOTICES

     All communications and notices hereunder shall be given as provided in the Restructuring Agreement or, as the case may be, the Subordinated Guaranty Agreement.

     SECTION  12.     SEVERABILITY

          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

     SECTION  13.     SUCCESSORS

          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION  14.     WAIVER  OF  JURY  TRIAL

          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Note Document.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized on August 19, 2002, effective as of the date first written above.

                                 Boots & Coots International Well Control, Inc.,


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                 The Prudential Insurance Company of America,


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:



Acknowledged  and  Agreed  on
August  19,  2002  to  be  effective  as  of
June  29,  2002  by:



Domestic  Subsidiaries:

Abasco,  Inc.

By:
   -----------------------------------
   Name:
   Title:

Boots  &  Coots  Special  Services,  Inc.

By:
   -----------------------------------
   Name:
   Title:

Elmagco,  Inc.

By:
   -----------------------------------
   Name:
   Title:

Hell  Fighters,  Inc.

By:
   -----------------------------------
   Name:
   Title:


[Signature  Page  to Second amendment, Consent and Waiver  to Subordinated  Note
                            Restructuring Agreement]

IWC  Engineering,  Inc.

By:
   -----------------------------------
   Name:
   Title:

IWC  Services,  Inc.

By:
   -----------------------------------
   Name:
   Title:


[Signature  Page  to Second amendment, Consent and Waiver  to Subordinated  Note
                            Restructuring Agreement]